BLACKROCK FUNDSSM

BlackRock Liquid Environmentally Aware Fund

(the “Fund”)

Supplement dated September 28, 2021 to the Mischler Financial Group Shares Prospectus of the Fund (the “Prospectus”) dated November 27, 2020, as supplemented to date

On September 22, 2021, the Board of Trustees of BlackRock FundsSM, on behalf of the Fund, approved extending the trading deadlines for the Mischler Financial Group Shares from 2:45 p.m. to 3:00 p.m. (Eastern time) and extending the online trading deadlines from 2:30 p.m. to 2:45 p.m. (Eastern time).

Consequently, effective October 25, 2021, the following sections of the Prospectus are amended:

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares— How to Buy Shares” the first paragraph in the chart under “Initial Purchase—Have your Financial Intermediary submit your purchase order” is deleted in its entirety and replaced with the following:

Purchase orders received by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), before 3:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and if you send your payment by Federal funds or other immediately available funds no later than the close of the federal funds wire (normally 6:00 p.m. (Eastern time)) you will receive that day’s dividends. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after 2:45 p.m. (Eastern time) will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders may transmit their trades during the next time window when Mischler Financial Group’s internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares— How to Buy Shares” the third paragraph in the chart under “Initial Purchase—Have your Financial Intermediary submit your purchase order” is deleted in its entirety and replaced with the following:

Purchase orders placed after 3:00 p.m. (Eastern time) will be priced at the NAV determined on the next business day.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Buy Shares” the first two paragraphs in the chart under “Add to Your Investment—Or contact BlackRock (for accounts held directly with BlackRock)” are deleted in their entirety and replaced with the following:

Purchase by Internet: Purchase orders may be placed through Mischler Financial Group’s internet-based order entry program or another internet-based order entry program.

Certain clients’ purchase orders placed prior to the close of business will be priced at the NAV determined that day. Purchase orders placed after 2:45 p.m. (Eastern time) will not be transmitted by Mischler Financial Group’s internet-based order entry program. Account holders trading on Mischler Financial Group’s internet-based order entry program may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason. Limits on amounts that may be purchased via Internet may vary. Please contact BlackRock or Mischler Financial Group for more information.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares” the first paragraph in the chart under “Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order” is deleted in its entirety and replaced with the following:

You can make redemption requests through your Financial Intermediary. Shareholders should indicate that they are redeeming Mischler Financial Group Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business (generally, 3:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day. Financial Intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming. The Fund may reject an order to sell shares under certain circumstances. Redemption orders placed after 2:45 p.m. (Eastern time) will not be transmitted by Mischler Financial Group’s internet-based order entry program.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares” the “Redeem by Internet” paragraph in the chart under “Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is deleted in its entirety and replaced with the following:

Redeem by Internet: You may redeem in your account through Mischler Financial Group’s internet-based order entry program or another internet-based order entry program. Proceeds from internet redemptions may be sent via wire to the bank account of record. Redemption orders placed after 2:45 p.m. (Eastern time) on Mischler Financial Group’s internet-based order entry program will not be transmitted by the program. Account holders trading in Mischler Financial Group’s internet-based order entry program may transmit their trades during the next time window internet-based trading resumes. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

In the section of the Prospectus entitled “Account Information—How to Buy, Sell and Transfer Shares—How to Sell Shares” the first paragraph of the section entitled “Payment by Wire Transfer” in the chart under “Full or Partial Redemption of Shares—Selling shares held directly with BlackRock” is deleted in its entirety and replaced with the following:

Payment by Wire Transfer: Proceeds for redeemed shares for which a redemption order is received before 3:00 p.m. (Eastern time) on a business day are normally paid in Federal funds wired to the redeeming shareholder on the same business day, provided that the Fund’s custodian is also open for business. Proceeds for redemption orders received on a day when the Fund’s custodian is closed are normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shareholders should retain this Supplement for future reference.

PRO-LEAF-MFG-0921SUP

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